LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT ("Agreement") as of December 31, 2000, is by between and among Silvano DiGenova, 32001 Pacific Coast Highway, Laguna Beach, California 92651 ("Lender") and TANGIBLE ASSET GALLERIES, INC., a Nevada corporation (the "Borrower"), located at 3444 Via Lido, Newport Beach, California 92663 ("Borrower's Address").

                                   WITNESSETH:

     WHEREAS, Borrower desires to borrow the aggregate principal sum of One Million Four Hundred Thousand Dollars ($1,400,000.00) (the "Loan Amount") from Lender; and

     WHEREAS, Borrower has executed that certain Convertible Promissory Note on the even date herewith in the aggregate amount equal to the Loan Amount in favor of the Lender (the "Convertible Note"); and

     WHEREAS, Lender is willing to lend to Borrower the Loan Amount under the terms, provisions and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby mutually covenant and agree as follows:

1. DEFINITIONS. In addition to the terms defined elsewhere in this Agreement or in any Exhibit or Schedule hereto, when used in this Agreement, the following terms shall have the following meanings (such meanings shall be equally applicable to the singular and plural forms of the terms used, as the context requires):
     "Borrower's Obligations" or "Obligation" shall mean any and all present and future indebtedness (principal, interest, fees, collection costs and expenses, attorneys' fees and other amounts), liabilities and obligations (including, without limitation, indemnity obligations) of Borrower to the Lender evidenced by or arising under or in respect of this Agreement, the Convertible Note and/or any of the other documents related thereto (such other documents referred to as the "Transaction Documents").
     "Business Day" shall mean any day except a Saturday, Sunday or legal holiday observed by banks in the State of California.
     "Conversion Shares" shall mean those shares of $.001 par value common stock of Borrower, the "Common Shares", which were issued pursuant to the conversion rights under this Agreement.
     "Default" shall mean any event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.
"Event of Default" shall have the meaning ascribed thereto in Section 7.
"GAAP" shall mean, at any time, generally accepted accounting principles at such time in the United States.
 "Material Adverse Effect" shall mean (a) a material adverse effect on the properties, assets, liabilities, business, operations, prospects, income or condition (financial or otherwise) of Borrower, (b) material impairment of Borrower's ability to perform any of its obligations under this Agreement, the Convertible Note or the Transaction Documents or (c) material impairment of the enforceability of the rights of, or benefits available to, Lender under this Agreement, the Convertible Note or the Transaction Documents. Any change in the business or financial condition of the Company caused by a Material Adverse Effect shall be a "Material Adverse Change".
     "Person" shall mean any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, entity or government (whether national, Federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).
2. LOAN. Lender agrees, subject to the terms and conditions of this Agreement and the Transaction Documents, to provide to Borrower upon execution of the Convertible Note, this Agreement and the Transaction Documents the Loan Amount, which shall bear annual interest at nine and one half percent (9.5%) from the date hereof for three consecutive months then increasing to the annual rate of twelve and one half percent (12.5%) until maturity and be documented by the Convertible Note (the "Loan").
3. SECURITY INTEREST. As security for all Borrower's Obligations, Borrower hereby grants Lender a subordinated security interest to First Bank & Trust, 4301 MacArthur Boulevard, Newport Beach, California 92660, in an aggregate amount of Borrower's inventory and accounts receivable at all times equal to the Loan Amount, with the inventory valued in accordance with GAAP and whether such inventory is now owned or hereafter acquired, and wherever located, it being understood and agreed that "inventory" shall have the meaning as defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof, and all proceeds of the foregoing (collectively, the "Collateral").
4. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower represents to Lender as follows, and Borrower agrees that the following representations will continue to be true, and that Borrower will comply with all of the following warranties throughout the term of this Agreement:
a. Corporate Existence And Authority. Borrower is and will continue to be, duly authorized, validly existing and in good standing under the laws of the State of Nevada. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby have been duly and validly authorized, and do not violate any law or any provision of, and are not grounds for acceleration under, any agreement or instrument which is binding upon Borrower. Notwithstanding any provision contained in this Agreement to the contrary, Lender shall not be required to provide the Loan until it has received:
i. this Agreement and the Convertible Note, each executed by a duly authorized officer of Borrower;
ii. a copy of resolutions of the Board of Directors of Borrower, duly adopted, which authorize the execution, delivery and performance of this Agreement, the Convertible Note and the other Transaction Documents, certified by the Secretary of Borrower;
iii. such other agreements, documents, instruments and certificates as Lender may reasonably request.
b. Name; Places Of Business. Borrower's name as set forth in this Agreement is its correct name. Borrower shall give Lender 15 days' prior written notice before changing its name. The address set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business and Collateral is located only at the locations set forth above, except for transactions in the ordinary course of business. Borrower will give Lender at least 15 days' prior written notice before changing its chief executive.
c. Collateral. Lender has and will at all times continue to have a Subordinated security interest in all of the Collateral. Borrower will immediately advise Lender in writing of any material loss or damage to the Collateral.
d. Financial Condition. The financial statements of Borrower have been, and will be, prepared in conformity with GAAP, consistently applied. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of Borrower.
e. Taxes; Compliance With Law. Borrower has filed, and will file, when due, all tax returns and reports required by applicable law and Borrower has paid, and will pay, when due, all taxes, assessments, deposits and contributions now or in the future owed by Borrower. Borrower has complied, and will comply, in all material respects, with all applicable laws, rules and regulations.
f. Insurance. Borrower shall at all times insure all of the Collateral and carry such other business insurance as is customary in the numismatic industry, and shall list Lender as a loss payee on such insurance as its interest may appear, and provide evidence of such listing (in the form of a certificate of insurance) to Lender upon request.
g.     Access To Collateral And Books And Records. At reasonable times, on two
(2) business days' notice, the Lender, or their agents, shall have the right to inspect the Collateral, and the right to audit and copy Borrower's books and records at the expense of the Lender.
h. Additional Agreements. Borrower shall not, without Lender's prior written consent, do any of the following: (i) enter into any transaction outside the ordinary course of business; (ii) sell, transfer or encumber any Collateral, except in the ordinary course of business; (iii) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock.
i. No Defaults Or Events Of Default. No Default or Event of Default under this Agreement has occurred and is continuing. There is no existing default or event of default under or with respect to any indenture, contract, agreement, lease or other instrument to which Borrower is a party or by which any property or assets of Borrower is bound or affected, a default under which could reasonably be expected to have a Material Adverse Effect. Borrower is in full compliance with and in good standing with respect to all governmental permits, licenses, certificates, consents and franchises necessary to continue to conduct its business as previously conducted by it and to own or lease and operate its properties and assets as now owned or leased by it, the failure to have or noncompliance with which could reasonably be expected to have a Material Adverse Effect. Borrower is not in violation of any applicable statute, law, rule, regulation or ordinance of the United States of America, of any state, city, town, municipality, county or of any other jurisdiction, or of any agency thereof, a violation of which could reasonably be expected to have a Material Adverse Effect.
5. PAYMENT TERMS. Payment of all sums due hereunder shall, unless sooner converted into Conversion Shares pursuant to Section 2 of the Convertible Note and as provided herein in Section 6 or prepaid pursuant to Section 3 of the Convertible Note (a "Call"), become due and shall be payable eighteen (18) months from the date of execution of the Convertible Note. Interest payments shall be due and payable in arrears on or before the 5th day of the month for the preceding month, and a late fee of two percent (2.0%) of the payment due shall be imposed if interest is not timely paid in accordance herewith. Borrower shall make each payment of principal of, and interest on, the Loan and of fees and all other amounts payable by Borrower under this Agreement, not later than 5:00 p.m. (Pacific time) on the date when due and payable, without condition or deduction for any counterclaim, defense, recoupment or setoff, in Federal or other funds immediately available to Lender at its address referred to herein and in the Convertible Note. All payments received by Lender after 5:00 p.m. (Pacific time) shall be deemed to have been received by Lender on the next succeeding Business Day. Whenever any payment of principal of, or interest on, the Loan or of fees shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon, at the then applicable rate, shall be payable for such extended time. Notwithstanding the foregoing, upon the occurrence and continuance of an Event of Default, all sums due hereunder shall, at the option of the Lender, become immediately due and payable upon written notice to Borrower.
6. CONVERTIBILITY. At any time prior to Borrower's payment in full of all principal and interest due hereunder, the Lender shall have the option, as determined by the Lender, of converting a minimum amount of $100,000 in any one conversion or an amount up to and including the entire outstanding balance of the applicable Convertible Note with respect to such Lender (the "Conversion Amount") to the acquisition of Conversion Shares at the price of $0.22 per share; provided that, in the case of a Call, the Lender shall have the option of converting the Conversion Amount into Conversion Shares at $0.22 per share.
a. Lender's Exercise Of Conversion Rights. The Lender shall exercise its rights hereunder upon delivery of the following to Borrower at its principal executive offices: (i) a written notice of exercise which identifies this Agreement; (ii) a letter, if requested by Borrower, in such form and substance as Borrower may require, setting forth the investment intent of the Lender and/or any other documents Borrower may reasonably require to evidence this transaction. Upon Borrower's receipt of the necessary documents, Borrower shall arrange for the prompt issuance of Conversion Shares to Lender, and interest shall no longer be due thereafter from Borrower to Lender with respect to the principal amount being converted hereunder.
b. Registration And "Piggyback" Rights. The Lender acknowledges that Borrower may issue Conversion Shares without registering such shares under the Securities Act of l933, as amended (the "Securities Act"), on the basis of certain exemptions from such registration requirement. Accordingly, the Lender agrees that issuance of Conversion Shares may be expressly conditioned upon his delivery to the Company of an investment certificate including such representations and undertakings as the Company may reasonably require in order to assure the availability of such exemptions, including a representation that the Lender is acquiring the Conversion Shares for investment and not with a present intention of selling or otherwise disposing thereof and an agreement by the Lender that the certificates evidencing the Conversion Shares may bear a legend indicating such non-registration under the Securities Act and the resulting restrictions on transfer. The Lender acknowledges that, because Conversion Shares may be unregistered, the Lender may be required to hold the Conversion Shares indefinitely unless they are subsequently registered for resale under the Securities Act or an exemption from such registration is available. If, however, Borrower proposes to register any of its securities under the Securities Act, pursuant to an applicable registration statement, Borrower will each such time give written notice to Holder, or its permitted assigns, of its intention so to do. Upon the written request of Holder, or permitted assigns, given within 30 days after receipt of any such notice, the Company will use its best efforts to cause all Conversion Shares to be registered under the Act (with the securities which the Company at the time propose to register); provided, however, that the Company may, as a condition precedent to its effecting such registration, require each Holder to agree with the Company and the managing underwriter or underwriters of the offering to be made by the Company in connection with such registration that such Holder will not sell any securities of the same class or convertible into the same class as those registered by the Company (including any class into which the securities registered by the Company are convertible) for such reasonable period after such registration becomes effective (not exceeding 180 days) as shall then be specified in writing by such underwriter or underwriters if in the opinion of such underwriter or underwriters the Company's offering would be materially adversely effected in the absence of such an agreement. Notwithstanding the foregoing, if the Conversion Amount is equal to the entire outstanding balance of the Convertible Note, Borrower shall undertake to file an appropriate registration statement under the Act within six (6) months of the effective date of the conversion. All expenses incurred by the Company in complying by this Section, including without limitation all registration and filing fees, listing fees, printing expenses, fees and disbursements of all independent accountants, or counsel for the Company and the expense of any special audits incident to or required by any such registration and the expenses of complying with the securities or blue sky laws of any jurisdiction shall be paid by the Company.
7. EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement: (a) Any representation, statement, report or certificate given to Lender by Borrower or any of its officers, employees or agents, now or in the future, is untrue or misleading in a material respect; (b) Borrower fails to pay when due any Loan Amount or any interest thereon or any other monetary Obligation; (c) Borrower fails to perform any other non-monetary Obligation, which failure is not cured within ten (10) business days after the date due; (d) Dissolution, termination of existence, insolvency or business failure of Borrower; (e) appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect (unless dismissed within 30 days of commencement); (f) the failure to meet the periodic filing requirements under The Securities Exchange Act of 1934, which failure is not cured within forty-five (45) days after the date for such filing, not including any extensions of such date; or (g) a Material Adverse Change in the business, operations, or financial or other condition of Borrower, which is not cured within 30 days. Upon failure to pay the indebtedness secured hereby in full maturity, whether stated or by acceleration under Section 7 hereof, the Lender is authorized and empowered to assemble and sell the whole or any part of the Collateral in such manner as such Lender sees fit and is consistent with applicable law. Sale of part of the Collateral shall not exhaust Lender's power of sale, but sales may be made from time to time until all the Collateral is sold, or until the debts hereby secured are paid in full. Upon receipt of the proceeds of such sale or sales, the Lender shall apply those proceeds in the order stipulated in the relevant provisions of the California Commercial Code.
8. INDEMNITY. Borrower hereby agrees to defend, indemnify, pay and hold the Lender, and the officers, directors, employees, agents and affiliates of the Lender (collectively, the "Indemnitees") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, disbursements, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitees shall be designated a party thereto), that may be imposed on, incurred by or asserted against the Indemnitees, in any manner relating to or arising out of this Agreement, any of the other Transaction Documents or any other agreement, document or instrument executed and delivered by Borrower in connection herewith or therewith, the statements contained in any commitment letters delivered by the the Lender, the agreement of the Lender to make the Loan under this Agreement or the use or intended use of the proceeds of any Loan under this Agreement (collectively, the "indemnified liabilities"); provided that Borrower shall have no obligation to an Indemnitee hereunder with respect to indemnified liabilities directly and solely resulting from the gross negligence or willful misconduct of that Indemnitee as determined by a court of competent jurisdiction in a final, nonappealable order. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by the Indemnitees or any of them. The provisions of the undertakings and indemnification set out in this Section 7 shall survive satisfaction and payment of the Borrower's Obligations and the termination of this Agreement.
9. NOTICES. Each notice, request, demand, consent, confirmation or other communication under this Agreement shall be in writing and delivered in person or sent by facsimile or registered or certified mail, return receipt requested and postage prepaid, to the applicable party at its address or facsimile number set forth on the signature pages hereof, or at such other address or facsimile number as any party hereto may designate as its address for communications hereunder by notice so given. Such notices shall be deemed effective on the day on which delivered or sent if delivered in person or sent by facsimile (with answerback confirmation received), or on the third (3rd) Domestic Business Day after the day on which mailed, if sent by registered or certified mail.
10.     GENERAL.

a. Reimbursement Of Lender's Costs And Expenses. Borrower agrees to pay or reimburse the Lender upon demand for (a) all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses up to a maximum aggregate amount for all Lender of $2,000.00) incurred by the Lender in connection with the preparation, documentation, negotiation and/or execution of this Agreement and/or any of the other Transaction Documents, (b) all recording, filing and search fees and expenses incurred by the Lender in connection with this Agreement and/or any of the other Transaction Documents, (c) all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Lender in connection with the preparation of any waiver or consent under this Agreement or under any of the other Transaction Documents and (d) if an Event of Default occurs, all out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Lender in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom. Borrower further agrees to pay or reimburse the Lender upon demand for any stamp or other similar taxes which may be payable with respect to the execution, delivery, recording and/or filing of this Agreement and/or any of the other Transaction Documents. All of the obligations of Borrower under this
Section 10(a) shall survive the satisfaction and payment of the Borrower's Obligations and the termination of this Agreement.
b. Severability. If any provision of this Agreement is held to be unenforceable, the remainder of this Agreement shall still continue in full force and effect.
c. Assignability. This Agreement may not be assigned by the Lender without the express written consent of Borrower, and any attempted assignment without such consent shall be void.
d. Complete Agreement. This Agreement and any other written agreements, documents and instruments executed in connection herewith are the complete agreement between Borrower and the Lender and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not in this Agreement or in other written agreements signed by the parties in connection this Agreement.
e. No Waiver. No failure to exercise and no delay on the part of the Lender in exercising any right or power hereunder or granted to it by law will operate as a waiver thereof; any single or partial exercise of any right, power or privilege shall not preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Waiver by the Lender of any right or other matter may only be made by an instrument in writing signed by the Lender. The rights and remedies provided in this Agreement are cumulative and are not exclusive of any rights and remedies provided by law or by any other agreement between the parties. The Lender shall not be required to resort to or pursue any of its rights or remedies under or with respect to any other agreement or with respect to any other collateral, guarantee or other security before pursuing any of his rights and remedies under this Agreement. The Lender may pursue its rights and remedies in such order as it may choose.
f. Amendment. The provisions of this Agreement may not be amended, except in an express writing signed by Borrower and the Lender.
g. Governing Law. This Agreement shall be governed by the laws of the State of California. Notwithstanding anything to the contrary contained herein, no provision of this Agreement or the Convertible Note shall require or permit the changing, payment, or collection of interest at a rate in excess of the maximum lawful rate permitted under California law. If any interest in excess of the lawful rate is provided in this Agreement or the Convertible Note, or shall be adjudicated to the so provided, the provisions of this paragraph shall govern and prevail, and Borrower shall not be obligated to pay the excess amount of such interest. If any interest in excess of such maximum lawful rate is paid to or collected by the Lender, the full amount of such excess shall be applied toward reduction of the outstanding principal balance or refunded to Borrower, as appropriate, so that in no event shall the Lender charge, receive or collect interest at a rate higher than the maximum rate permitted by California law.
h. Mutual Waiver Of Jury Trial. BORROWER AND THE LENDER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY in any action or proceeding based upon, arising out of, or in any way relating to, this agreement or any conduct, act or omission of the Lender or Borrower or any of their directors, officers, employees, agents, attorneys or affiliates.
i. Counterparts. This Agreement may be executed in any number of counterparts (including facsimile counterparts), which shall be deemed an original, but all of which together shall constitute one and the same instrument.
j. Confidentiality. Any information received by the Lender from Borrower and clearly marked as confidential shall be treated as confidential by the Lender. Notwithstanding such agreement, nothing herein contained shall limit or impair the right or obligation of the Lender to disclose such information: (i) to its auditors, attorneys, trustees, employees, directors, officers, advisors, affiliates or agents, (ii) when and as required by any law, ordinance, subpoena or governmental order, rule or regulation, (iii) as may be required, requested or otherwise appropriate in any report, statement or testimony submitted to any municipal, state, provincial or federal regulatory body or any self-regulatory body having or claiming to have jurisdiction over the Lender, (iv) which is publicly available or readily ascertainable from public sources, or which is received by the Lender from a third Person which or which is not known by Lender to be bound to keep the same confidential, (v) in connection with any proceeding, case or matter pending (or on its face purported to be pending) before any court, tribunal or any governmental agency, commission, authority, board or similar entity, (vi) in connection with protection of its interests under this Agreement, the Convertible Note or any of the other Transaction Documents, including, without limitation, the enforcement of the terms and conditions of this Agreement, the Convertible Note and the other Transaction Documents, (vii) to any entity utilizing such information to rate the creditworthiness of the Lender or (viii) to any actual or prospective assignee of this Agreement (it being understood and agreed that prior to disclosure of any confidential information to any actual or prospective assignee, such actual or prospective assignee shall have agreed in writing to be bound by the terms and provisions of this Section 10.(j)). It is agreed and understood that the Lender shall not be liable to Borrower or any other Person for failure to comply with the foregoing except in any case involving Lender's gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, nonappealable order.

  [The remaining portion of this page is intentionally left blank. The signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

TANGIBLE ASSET GALLERIES, INC.

By: /s/ Michael R. Haynes
Title: President



 LENDER:

SILVANO DIGENOVA

/s/ Silvano Digenova

                           CONVERTIBLE PROMISSORY NOTE


U.S. $1,400,000                                     Newport Beach, California
     December 31, 2000

     FOR VALUE RECEIVED, TANGIBLE ASSET GALLERIES, INC., a Nevada corporation (hereinafter referred to as "Obligor"), promises to pay to SILVANO DIGENOVA (hereinafter referred to as "Holder"), the principal sum of One Million Four Hundred Thousand Dollars ($1,400,000), together with interest, which shall accrue at a rate of 9.5% per annum from the date hereof for three consecutive months, then increasing to the annual rate of 12.5% until maturity, on the principal sum of this Note from time to time outstanding.

1. Unless sooner converted into Conversion Shares pursuant to Section 2 or prepaid pursuant to Section 3, the principal sum of the Note shall become due and shall be payable on June 30, 2002.
(a) Interest payments shall be due and payable in arrears on or before the 5th day of the month for the preceding month, and a late fee of two percent (2.0%) of the payment due shall be imposed if interest is not timely paid in accordance herewith.
(b) Notwithstanding the foregoing, upon the occurrence and continuance of a failure to pay the principal of or interest on this Note when due (an "Event of Default"), this Note shall, at the option of the Holder of this Note, become immediately due and payable upon written notice to Obligor during the continuance of such Event of Default and, in such event, the Holder of this Note shall have and may exercise any and all of the rights and remedies he may have under the laws of the State of California.

     2. At any time prior to Obligor's payment in full of all principal and interest due hereunder, the Holder shall have the option of converting a specified portion of the outstanding balance hereunder to stock in accordance with Section 6 of the Loan and Security Agreement and Guarantee being executed as of the even date herewith.

     3. All payments on this Note shall be made in lawful money of the United States of America, and all notices by Obligor to the Holder shall be sent by first class mail and if so sent shall be deemed received by Holder 72 hours after being deposited in the U.S. mails if addressed to Holder, at 32001 Pacific Coast Highway, Laguna Beach, California 92651 or at such other place as the Holder shall have designated hereafter to Obligor in writing. Obligor shall have the right to prepay any outstanding indebtedness hereunder in whole or in part, at any time.

     4. To secure the payment of this Note and of all other indebtedness now owing or hereafter incurred by Obligor to Holder, Obligor hereby grants to Holder a subordinated security interest in Obligor's accounts and inventory as set forth in Section 3 of the Loan and Security Interest being executed herewith.

     5. The security interest created hereby shall in no way be impaired or otherwise affected by or on account of any indulgence, forbearance, renewal, or extension of this Note or of any other indebtedness created hereby. Obligor hereby waives presentment and notice with respect to the maturity of its obligations under this Note and any other such debts, and hereby agrees that Holder may foreclose its security interest in the Collateral without first filing suit to collect this Note.

     6. Upon failure to pay the indebtedness secured hereby in full maturity, whether stated or by acceleration, Holder is authorized and empowered to sell the whole or any part of the Collateral then held by it in such manner, subject to the security interest of First Bank & Trust, as Holder sees fit and is consistent with applicable law. Sale of part of the Collateral shall not exhaust Holder's power of sale, but sales may be made from time to time until all the Collateral is sold, or until the debts hereby secured are paid in full. Holder shall receive the proceeds of such sale or sales and shall apply those proceeds in the order stipulated in the relevant provisions of the California Commercial Code. If this Note is placed in the hands of an attorney for collection or is collected in whole or in part through any judicial or arbitral proceedings, Obligor agrees to pay Holder's attorney's fees and costs.

     7. This Note, together with Holder's interest in the Collateral, may not be transferred or assigned by Holder without Obligor's express written consent, and any attempted assignment without such consent shall be void.

     8. This Note shall be governed by and constructed in accordance with the laws of the
State of California. Notwithstanding anything to the contrary contained herein, no provision of this Note shall require or permit the changing, payment, or collection of interest at a rate in excess of the maximum lawful rate permitted under California law. If any interest in excess of the lawful rate is provided in this Note, or shall be adjudicated to the so provided, the provisions of this paragraph shall govern and prevail, and Obligor shall not be obligated to pay the excess amount of such interest. If any interest in excess of such maximum lawful rate is paid to or collected by Holder, the full amount of such excess shall be applied toward reduction of the outstanding principal balance or refunded to Obligor, as appropriate, so that in no event shall Holder charge, receive or collect interest at a rate higher than the maximum rate permitted by California law.

Dated: December 31, 2000

TANGIBLE ASSET GALLERIES, INC.

By: /s/ Michael R. Haynes
Title: President